Branch Sales and Consolidations	12 Months Ended
Dec. 31, 2012
Branch Sales and Consolidations [Abstract]
BRANCH SALES AND CONSOLIDATIONS

3. BRANCH SALES AND CONSOLIDATIONS

During 2012, the Company consolidated three owned branch offices and one leased branch office into existing branch offices. As a result of these consolidations, the Company added the three owned branch offices to the real estate owned portfolio in the amount of $1.4 million, which included a loss on the transfer of $236 thousand. No branch sales or consolidations occurred in 2011. During the third quarter of 2010, the Company consolidated four owned branch offices and one leased branch office into existing branch offices. In 2010, as a result of these consolidations, the Company added the four owned branch offices to the real estate owned portfolio in the amount of $1.3 million, which included a loss on the transfer of $130 thousand.